EXHIBIT 10.5

CHARYS HOLDING COMPANY, INC.

REGISTRATION RIGHTS AGREEMENT

February 16, 2007

MCMAHAN SECURITIES CO. L.P.

500 West Putnam Avenue

Greenwich, CT 06830

Charys Holding Company, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the initial purchaser (the “Initial Purchaser”) named in the purchase agreement, dated February 14, 2007  (the “Purchase Agreement”), by and among the Initial Purchaser, the Company and certain of the Company’s subsidiaries from time to time serving as guarantors under the Indenture (as defined below) (the “Guarantors”), up to 201,250 units (“Units”) of the Company’s securities, each Unit consisting of $1,000 principal amount of its 8.75% Senior Convertible Notes due 2012 (the “Notes”) and warrants to purchase shares of the Common Stock (as defined below) (the “Warrants” and, collectively with the Notes and the Guarantees (as defined below), the “Securities”), upon the terms and subject to the conditions set forth in such Purchase Agreement.  As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company agrees (on behalf of itself and the Guarantors) with the Initial Purchaser for the benefit of Holders (as defined below) as follows:

1.             Definitions.

Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.  As used in this Registration Rights Agreement (this “Agreement”), the following defined terms shall have the following meanings:

“415 Reduction” has the meaning set forth in Section 2(c) hereof.

“Additional Interest” has the meaning set forth in Section 7 hereof.

“Additional Shares” has the meaning ascribed thereto in Section 3.8 of the Indenture.

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person.  For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Amount” has the meaning set forth in Section 7 hereof.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, State of New York are authorized or obligated by law or executive order to close.

“Comfort Letter” has the meaning set forth in Section 5(u) hereof.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Effective” shall mean, with respect to any Registration Statement, that (a) such Registration Statement is declared effective by the Commission, and (b) the Registrable Securities covered by such Registration Statement are listed for trading or quoted by the Company’s then principal Trading Market, and the term “Effectiveness” shall have the correlative meaning.

“Effectiveness Period” has the meaning set forth in Section 3(a)(i) hereof.

“Effective Date” means, with respect to a particular Registration Statement, the date as of which such Registration Statement becomes Effective.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Guarantees” means the full and unconditional guarantees by the Guarantors of the Company’s obligations under the Notes as set forth in the Indenture.

“Holder” means, as of the time of determination, any person holding Registrable Securities.

“Indenture” means the Indenture, dated as of February 16, 2007, by and among the Company, the Guarantors and the Trustee, pursuant to which the Securities are to be issued, and as amended and supplemented from time to time in accordance with its terms.

“Initial Purchaser’s Warrants” means the warrants to purchase shares of Common Stock issued or issuable to the Initial Purchaser and/or one or more of its Affiliates in connection with the purchase and sale of Securities pursuant to the Purchase Agreement.

“Issue Date” means the first date of original issuance of the Securities.

“Loss” has the meaning set forth in Section 8(a) hereof.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Election and Questionnaire substantially in the form of Appendix A hereto.

The term “person” means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Securities Act or the Exchange Act and incorporated by reference therein.

“Registrable Securities” means all or any portion of the Securities issued from time to time under the Indenture and the Warrant Agent Agreement and the shares of Common Stock issued or issuable upon exercise or conversion of such Securities (including, without limitation, Additional Shares, if any); provided, that, “Registrable Securities” shall not include (a) Securities which are no longer outstanding, or (b) shares of Common Stock which have been (i) sold to or through a broker or dealer or underwriter in a public distribution, or (ii) sold in a transaction exempt from the registration and Prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in either case (i) or (ii), in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale

“Registration” means a registration effected pursuant to Section 2 hereof.

“Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415, filed by the Company and the Guarantors pursuant to the provisions of Section 2 or Section 5(a) of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement and Prospectus, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement and Prospectus.

“Requisite Holders” shall mean, as of the date of determination, one or more Holders who in the aggregate hold not less than a majority of the shares of Common Stock included in the then outstanding Registrable Securities (including shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants included in the then outstanding Registrable Securities); provided, that, if the matter in question relates to a particular Registration, then the term “Requisite Holders” shall mean one or more Selling Securityholders who in the aggregate hold not less than a majority of the shares of Common Stock included in the then outstanding Registrable Securities held by all Selling Securityholders (including shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants included in the then outstanding Registrable Securities).

“Rule 415” shall mean Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Selling Securityholder” has the meaning set forth in Section 2(a) hereof.

“Suspension Period” has the meaning set forth in Section 3(b) hereof.

“Trading Market” shall mean whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the Over-the-Counter Bulletin Board upon which the Common Stock is listed or quoted on for trading on the date in question.

“Transfer Opinion” has the meaning set forth in Section 5(t) hereof.

“Trustee” means Bank of New York Corporate Trust Company, N.A.

“Trust Indenture Act” means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

The term “underwriter” means any underwriter, or any person deemed to be an underwriter pursuant to the Securities Act and Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, of Registrable Securities in connection with an offering thereof under a Registration Statement.

“Warrant Agent” means Bank of New York Corporate Trust Company, N.A..

“Warrant Agent Agreement” means the Warrant Agent Agreement, dated as of February 16, 2007, between the Company and the Warrant Agent, relating to the Warrants, and as amended and supplemented from time to time in accordance with its terms.

2.             Mandatory Registration.

(a)           Subject to Sections 2(b) below, the Company shall (and shall cause the Guarantors to), as soon as practicable, but no later than the 60th calendar day following the Issue Date, file with the Commission a Registration Statement relating to the offer and sale of the Registrable Securities by the Holders in accordance with the methods of distribution elected by the Requisite Holders; and, thereafter, shall use its best efforts (and shall cause each Guarantor to use its best efforts) to cause such initial Registration Statement to be declared Effective under the Securities Act no later than the 150th calendar day following the Issue Date.  Further, if, at any time during the Effectiveness Period and in any event upon the later of (i) 180 days following the date as of which the then most recent registration statement registering the issuance and/or sale of the Company’s securities has been declared effective by the Commission, and (ii) 60 days after the date as of which substantially all of the Registration Securities included in any prior Registration Statement have been sold, less than 100% of the Registrable Securities are included in an Effective Registration Statement, then subject to the following provisions of this Section 2, the Company shall (and shall cause each of the Guarantors to), as expeditiously as possible, in consultation with the Requisite Holders and their counsel, prepare and file with the Commission (i) such pre- or post-effective amendments to any existing Registration Statement as shall be necessary to Register the offer and sale of previously excluded Registrable Securities, or (ii) one or more separate Registration Statements with respect to previously excluded Registrable Securities, and use its commercially reasonable best efforts to cause such existing Registration Statement, as so amended, or such separate Registration Statement(s), as applicable, to be declared Effective as soon as possible.  Notwithstanding the foregoing, only Holders who have timely delivered to the Company their signed and completed Notice and Questionnaire shall be entitled to be named as a selling securityholder in any Registration Statement or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities.  With respect to any particular Registration Statement, a Holder of Registrable Securities covered thereby is sometimes referred to as a “Selling Securityholder.”

(b)           If, by reason of a 415 Reduction, the total number of Registrable Securities exceeds the maximum amount of securities that may be included in any Registration Statement, then the Company shall (and shall cause the Guarantors to) include in such Registration (i) first, the Notes, the related Guarantees and the shares of Common Stock issued or issuable upon conversion thereof, up to the maximum amount of securities that may be included in such Registration, and (ii) second, the balance of the Registrable Securities, in each case, pro rata, among the Selling Securityholders in proportion, as nearly as practicable, to their respective number of shares of Common Stock included among their Registrable Securities; and

(c)           In the event that the Commission (i) determines that a Registration Statement  (A) constitutes a primary offering of securities of the Company, or (B) requires any Holder to be named as an underwriter and such Holder does not consent to being named as an underwriter in such Registration Statement, or (ii) promulgates any rule or issues any bulletin, no action letter, telephone interpretation or other guidance which establishes, changes or clarifies the criteria or standards for a registration and sale of securities on a continuous or delayed basis pursuant to Rule 415 so as to (x) limit the number of Registrable Securities that may be included in a Registration Statement, or (y) delay the filing or Effectiveness of any Registration Statement by reason of a previously filed registration statement registering the Company’s securities, then the Company may (and may permit the Guarantors to) reduce the number of Registrable Securities to be included in such Registration (a “415 Reduction”) in the manner set forth in Section 2(b) above.

(d)           Unless otherwise agreed to in writing by the Requisite Holders, no Registration Statement shall include, by amendment or otherwise, securities other than Registrable Securities.

3.             Effectiveness Period; Suspension Period.

(a)           Subject to Section 3(b) below, the Company shall use its best efforts (and shall cause each Guarantor to use its best efforts) to keep any Registration Statement continuously Effective, supplemented and amended as required by the provisions of Section 5(k) hereof, in order to permit the Prospectus forming a part thereof to be usable by Selling Securityholders until the earlier of (A) two years from the last date of original issuance of any Securities, and (B) the date as of which all Registrable Securities registered under the Registration Statements have been sold “Effectiveness Period”).  The Company and each Guarantor shall be deemed not to have used its best efforts to keep a Registration Statement

Effective with respect to a period of time if the Company or any Guarantor voluntarily takes any action that results in Selling Securityholders not being able to offer and sell Registrable Securities under such Registration Statement during such period, unless such action is (1) required by applicable law and the Company thereafter promptly complies with the requirements of Section 5(k) hereof, or (2) permitted pursuant to Section 3(b) below.

(b)           The Company may suspend the use of any Prospectus for a period not to exceed 20 consecutive days or an aggregate of 60 calendar days in any 12-month calendar period (each such period, a “Suspension Period”), with the first day of any Suspension Period being at least 10 Business Days after the end of any prior Suspension Period, if:

(i)            an event has occurred and is continuing as a result of which the Registration Statement would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)           the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company and its subsidiaries (including, without limitation, the Guarantors) taken as a whole; and

(iii)         the Company sends written notice of such suspension to the affected Selling Securityholders.

4.             Underwritten Offerings.  In the event that a Registration is an underwritten offering, then each Selling Securityholder shall, unless otherwise agreed by the Company and the Requisite Holders, offer and sell such Registrable Securities using the same underwriter or underwriters.  Notwithstanding the foregoing, only Requisite Holders may elect to involve an underwriter in the offering and in such event shall select the underwriter or underwriters to manage the offering (which underwriter or underwriters shall be reasonably acceptable to the Company).  In all underwritten offerings of Registrable Securities, the Company shall (and shall cause each Guarantor to) enter into an underwriting agreement with all of the Selling Securityholders and the managing underwriter or underwriters. Such underwriting agreement shall be in customary form containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, but not limited to, opinions of counsel and accountants’ cold comfort letters, provided, however, that no such Selling Securityholder shall be required to make any representations or warranties or agreements other than representations, warranties and agreements regarding the valid existence of such Selling Securityholder, his, her or its title to Registrable Securities and the truth and accuracy of any information provided in writing by such Selling Securityholder for inclusion in the Registration Statement; and provided, further, that such Selling Securityholders may require that any or all representations, warranties, conditions precedent and other agreements by the Company and/or any Guarantor for the benefit of the underwriter shall also be for the benefit of such Selling Securityholders.

5.             Registration Procedures.  In connection with the Registration Statements, the following provisions shall apply:

(a)           Notice and Questionnaire.  The Company shall distribute the Notice and Questionnaire (i) to all of the Holders not less than 45 calendar days prior to the time the Company (or any Guarantor) in good faith intends to have any Registration Statement declared Effective, and (ii) to any particular Holder promptly following request therefor. The Company shall (and shall cause each Guarantor to) name as a “selling securityholder” in the initial Registration Statement and any subsequent Registration Statement each Holder that completes, executes and delivers a Notice and Questionnaire to the Company within a reasonable time prior to the date as of which any such Registration Statement is declared Effective (it being understood that delivery of a completed and signed Notice and Questionnaire at least two Business Days prior to the Effective Date shall be considered reasonable prior time) so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in such Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Registrable Securities in accordance with applicable law.  Thereafter, if the Company shall receive a completed and signed Notice and Questionnaire from any Holder who is not already named as a selling securityholder in the initial Registration Statement or any subsequent Registration Statement, the Company shall (and shall cause each Guarantor to), as soon as reasonably practicable, prepare and file with the Commission (A) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to such Registration Statement, and any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in such Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Registrable Securities in accordance with applicable law, and (B) use its commercially reasonable best efforts to cause any post-effective amendment or such additional Registration Statement to become Effective under the Securities Act as promptly as is practicable.    Except as provided by the foregoing, neither the Company nor any Guarantor shall be required to take any action to name any Holder as a selling securityholder in any Registration Statement or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a completed and signed Notice and Questionnaire to the Company.

(b)           Opportunity to Review.  Within a reasonable period of time (and in any event at least five Business Days) prior to filing, the Company shall furnish to each Selling Securityholder for his, her or its review and comment and the comment of such Selling Securityholder’s legal counsel, a draft of each Registration Statement (and each pre- or post-effective amendment or supplement thereto other than supplements solely for the purpose of including one or more additional Selling Securityholders) and the Company will use its best efforts to incorporate any comments as such Selling Securityholders and their respective counsel may reasonably propose.

(c)           Commission Comments and Acceleration.  Subject to Section 3(b), the Company shall (and shall cause each Guarantor to) respond to each item of correspondence from the Commission or the staff of the Commission relating to each Registration Statement as promptly as practicable.  If, to the actual knowledge of a senior officer of the Company or any Guarantor or to the knowledge of the Company’s or any Guarantor’s outside counsel, the Commission and the staff of the Commission have no comments (or no further comments) concerning a Registration Statement, subject to Section 3(b), the Company shall (and shall cause each Guarantor to) as soon as practicable thereafter, but in any case within five Business Days thereafter, request acceleration of Effectiveness of the Registration Statement from the Commission.

(d)           Amendments and Supplements.  The Company shall (and shall cause each Guarantor to) promptly take such action as may be necessary so that (i) each Registration Statement and any amendment or supplement thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, (ii) each Registration Statement and any amendment or supplement thereto does not, when it becomes Effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) each Prospectus forming a part of any Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to purchasers of the Registrable Securities during the Effectiveness Period, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           Advice and Information.  The Company shall promptly advise each Selling Securityholder, and shall confirm such advice in writing if so requested by any such Selling Securityholder:

(i)            when any Registration Statement has been filed with the Commission and when any Registration Statement has become Effective, in each case making a public announcement thereof by publishing the information on the Company’s website or through such other broad, public medium as the Company may reasonably and in good faith see fit;

(ii)           when any supplement to a Prospectus, a Registration Statement or post-effective amendment to a Registration has been filed with the Commission and, with respect to a Registration Statement or any post-effective amendment, when the same has been made Effective;

(iii)         of any request by the Commission for amendments or supplements to any Registration Statement or the Prospectus included therein or for additional information;

(iv)          of the issuance by the Commission of any stop order suspending the Effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(v)            of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification of the securities included in any Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(vi)          of the happening of any event or the existence of any state of facts that requires the making of any changes in any Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which advice shall be accompanied by an instruction to such Selling Securityholders to suspend the use of the Prospectus until the requisite changes have been made, and shall specify the nature of the event giving rise to such suspension).

(f)            No Stop Orders. The Company shall use its best efforts (and shall cause each Guarantor to use its best efforts) to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the Effectiveness of any Registration Statement.

(g)           Copies of Registration Statements, Etc.  The Company shall furnish to any Selling Securityholder and its legal counsel, promptly after the same is prepared and filed with the Commission and without charge, at least one copy of the Registration Statement and any amendment thereto, and such number of copies of each Prospectus and all amendments and supplements thereto, and such other documents as such Selling Securityholder may reasonably request in order to facilitate the disposition of such Selling Securityholder’s Registrable Securities.

(h)           Use of Prospectus.  The Company, on its behalf and on the behalf of each Guarantor, consents (except during a Suspension Period or during the continuance of any event described in Section 5(e)(iii)-(vi) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Selling Securityholders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(i)            Blue Sky.  Prior to any offering of Registrable Securities pursuant to a Registration Statement, the Company shall (and shall cause each Guarantor to) (i) register or qualify or cooperate with the Selling Securityholders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Selling Securityholder may reasonably request in writing, (ii) keep such registrations or qualifications or exemptions therefrom in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Selling Securityholder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company or any Guarantor be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(i), or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if it is not now so subject.

(j)            Delivery of Stock Certificates.  Unless any Registrable Securities shall be in book-entry only form, the Company shall (and shall cause each Guarantor to) cooperate with the Selling Securityholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Selling Securityholders may request in connection with the sale of Registrable Securities pursuant to such Registration Statement.

(k)           Corrections.  Upon the occurrence of any event or the existence of any fact contemplated by paragraph 5(e)(vi) above, subject to Section 3(b) above, the Company shall (and shall cause each Guarantor to) promptly, but in any event within 10 Business Days following such occurrence or existence, prepare and file (and have declared Effective) a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Selling Securityholders of the occurrence of any event or the existence of any fact contemplated by paragraph 5(e)(vi) above, the Selling Securityholders shall suspend the use of the Prospectus until the requisite supplement or amendment to the Prospectus has been made or a post-effective amendment to the applicable Registration Statement shall become Effective.

(l)            Transfer Agent and CUSIP.  Not later than the Effective Date of a Registration Statement, the Company shall provide (i) a transfer agent and registrar, which may be a single entity, and (ii) the Company shall provide a CUSIP number for, the Registrable Securities to be sold pursuant thereto.

(m)          Compliance with Laws.  The Company shall (and shall cause each Guarantor to) comply with all applicable laws related to a Registration Statement filed pursuant to this Agreement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act).

(n)           Earnings Statement.  The Company shall use its commercially reasonable best efforts to make available to the Holders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12 month period (or 90 days after the end of any 12 month period if such period is a fiscal year), or such shorter period as required by the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time.

(o)           Due Diligence and Road Shows.  In connection with any underwritten offering of Registrable Securities, the Company shall (and shall cause each Guarantors to) reasonably participate in, and cause the officers and directors and independent accountants of the Company and each Guarantor to reasonably participate in “due diligence” sessions with representatives of, and counsel for, the underwriters, and “road show” and other presentations to, and conferences with, potential investors, all as reasonably requested by the managing underwriter or underwriters.

(p)           Qualification of Indenture.  Not later than the Effective Date of the initial Registration Statement, the Company shall use its commercially reasonable best efforts to cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall (and shall cause each Guarantor to) cooperate with the Trustee under the Indenture to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall (and shall cause each Guarantor to) execute, and shall use commercially reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.  In the event that any such amendment or modification referred to in this Section 5(p) involves the appointment of a new trustee under the Indenture, the Company shall (and shall, if required by the Indenture, cause each Guarantor to) appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(q)           Inspection of Company Records.  The Company shall (and shall cause each Guarantor to) make reasonably available for inspection by one or more representatives of the Selling Securityholders, any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent retained by such Selling Securityholders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (including, without limitation, the Guarantors), and shall cause the officers, directors and employees of the Company and each Guarantor to make available for inspection all information reasonably requested by such Selling Securityholders or any such underwriter, attorney, accountant or agent in connection with such Registration Statement, in each case, as is customary for similar due diligence examinations.

(r)           Listing.  The Company will use its commercially reasonable best efforts to cause the Common Stock issuable upon conversion or exercise of the Securities to be quoted or listed on the Trading Market on or prior to the Effective Date of each Registration Statement hereunder.

(s)           Cooperation with the NASD.  The Company will (and will cause each Guarantor to) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

(t)            Opinions.  The Company will cause its legal counsel (and legal counsel to each Guarantor) to timely deliver to the transfer agent, the managing underwriter(s), if any, and the Selling Securityholders a legal opinion (a “Transfer Opinion”), dated as of the Effective Date of such registration, in form and substance as is customarily given in connection with the registration and offering of equity securities and reasonably acceptable to the transfer agent and managing underwriter(s) stating (i) that the applicable Registration Statement has become Effective under the Securities Act; (ii) that no stop order suspending the Effectiveness thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of such counsel, are pending or contemplated under the Securities Act; (iii) that the Registration

Statement, the related Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein); (iv) with respect to such other matters of law as reasonably may be requested by the transfer agent or underwriters.  The Company will also cause its counsel (and legal counsel to each Guarantor) to deliver to the recipients of the Transfer Opinion a written statement that, to the knowledge of such counsel, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

(u)           Accountant Letters.  If so requested by the managing underwriter(s), if any, the Company will cause to be timely furnished to the underwriters and each Selling Securityholder, a letter (a “Comfort Letter”) from the Company’s independent certified public accountants, dated as of the Effective Date of such registration, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering stating that they are independent accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the consolidated financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters and Selling Securityholders reasonably request.

(v)            Selling Securityholder Information.  If, and to the extent that the Company requires information from any Selling Securityholder for inclusion in a Registration Statement or otherwise in connection with the Company’s performance of its duties hereunder, the Company will make requests for such information in writing reasonably in advance of the date on which such information is actually required.  The Company shall (and shall cause each Guarantor to) hold in confidence and not make any disclosure of non-public information concerning any Selling Securityholder provided to, or at the request of, the Company or any Guarantor by such Selling Securityholder unless (i) disclosure of such information is reasonably necessary to comply with federal or state securities laws, rules, statutes or regulations, (ii) the disclosure of such information is reasonably necessary to avoid or correct a misstatement or omission in any Registration Statement or other public filing by the Company, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Selling Securityholder consents to the form and content of any such disclosure.  The Company agrees that it shall (and shall cause each Guarantor to), upon learning that disclosure of such information concerning any Selling Securityholder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Selling Securityholder prior to making such disclosure, and allow such Selling Securityholder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(w)           Further Actions.  The Company shall use its best efforts (and shall cause each Guarantor to use its best efforts) to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Registration Statement contemplated hereby, including entering into such customary agreements and taking all such other necessary actions in connection therewith.

6.             Registration Expenses.  The Company shall bear all fees, costs and expenses incurred in connection with the performance by the Company of its obligations under this Agreement whether or not any of the Registration Statements are declared Effective.  Such fees, costs and expenses shall include, without limitation: (a) all registration, qualification and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (ii) of compliance with United States federal and state securities or “blue sky” laws (including under the laws of such jurisdictions as the Selling Securityholders may reasonably designate), (b) printing expenses (including, without limitation, expenses of printing Prospectuses and certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (c) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (d) internal expenses (including, without limitation, all salaries and expenses of the Company’s and any its subsidiary’s officers and employees performing legal or accounting duties), (e) fees and expenses incurred by the Company or any Guarantors in connection with the listing of Registrable Securities for trading, (f) fees and disbursements of counsel and independent accountants for the Company and the Guarantors (or any one of them) in connection with the Registration Statement (including, expense of any Transfer Opinion or other legal opinion), (g) accounting fees and expenses, including, without limitation, costs associated with the delivery by independent certified accountants of a Comfort Letter or Comfort Letters, and expenses of any special audit incident to or required by any Registration), (h) escrow fees, (i) fees and expenses of any special experts retained by the Company or any Guarantor in connection with any Registration, (j) reasonable fees and disbursements of the Trustee, the Warrant Agent and their respective counsel and of the registrar and transfer agent for the Common Stock and the Warrants, (k) messenger, word processing, duplication, telephone and delivery expenses, (l) Securities Act liability insurance, if the Company (or any Guarantor) purchases such insurance, and (m) transfer taxes. In addition, with respect to the initial Registration Statement and any post-effective amendment or subsequent Registration Statement, the Company shall bear or reimburse the Holders for reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be counsel to the Initial Purchaser, but which may, upon the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company.

7.             Additional Interest.  In addition to interest payable to Holders pursuant to and under the Notes, the Company shall be required to pay to each Holder additional interest (“Additional Interest”), from and including the 181st day following the Issue Date to but excluding the 2nd year anniversary of the Issue Date, at a rate per annum equal to 2.0% of such Holder’s Applicable Amount.  For purposes hereof, a Holder’s “Applicable Amount” shall mean, as of the time of computation, the principal amount of Notes converted or convertible into Registrable Securities by such Holder the resale of which is not covered by an Effective Registration Statement; provided, that, the foregoing shall not include (a) Registrable Securities the resale of which is covered by a Registration Statement the Effectiveness of which is subject to suspension pursuant to Section 3(b) except to the extent that such Suspension Period has exceeded 60 days, or (b) Registrable Securities which have been excluded from Registration by reason of a 415 Reduction.  Additional Interest, if any, shall be payable to Holders quarterly in arrears (and contemporaneously with interest payments under the Notes) by wire transfer of immediately available funds or by federal funds check; provided, that, the Company may postpone payment of Additional Interest payable to any Holder who has not yet delivered to the Company an executed and completed Notice and Questionnaire until delivery of the same shall have been made, but such postponement of payment may be made only if the Company delivers notice of the same to the affected Holder.

8.             Indemnification and Contribution.

(a)           Indemnification by the Company.  The Company shall indemnify and hold harmless each Holder, the Initial Purchaser, each underwriter of Registrable Securities, each person, if any, who controls any such Holder, Initial Purchaser or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of any such Holder, the Initial Purchaser, underwriter or any controlling person, from and against any loss, claim, damage, liability, cost or expense whatsoever as incurred (including, but not limited to, attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, “Losses”), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such Loss (or action in respect thereof) arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or supplement thereof or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company or any Guarantor of the Securities Act, the Exchange Act or any other applicable Federal, State or common law rule or regulation applicable to the Company or any Guarantor in connection with the matters contemplated by this Agreement; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that any such Loss arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the subject Registration Statement; and provided further, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that such Loss arises from an offer or sale by a Holder of Registrable Securities during a Suspension Period, if such indemnified party is a Holder that received from the Company written notice of the commencement of such Suspension Period prior to the making of such offer or sale.  The foregoing indemnity agreement is in addition to any liability that the Company or any Guarantor may otherwise have to any indemnified party.  The Company shall not be liable under this Section 8(a) for any settlement of any action effected without its written consent, which shall not be unreasonably withheld; provided, however, that with respect to actions pursuant to clauses (i), (ii) and (iii) of Section 8(c), no such consent shall be required.

(b)           Indemnification by the Holders.  Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, any affiliate or subsidiary thereof (including, without limitation, the Guarantors), the Initial Purchaser, each underwriter of Registrable Securities, each other Holder, each person, if any, who controls the Company, any Guarantor, the Initial Purchaser, such underwriter or another Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company, any affiliate or subsidiary thereof (including, without limitation, the Guarantors), the Initial Purchaser, such underwriter, any other Holder or any controlling person, from and against any Loss, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such Loss (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made therein was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.  The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Company, any Guarantor, the Initial Purchaser, any underwriter of Registrable Securities, any other Holder and any such other person.

(c)           Notices of Claims, Etc.  Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective officers, directors, partners, employees, representatives, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 8 if (i) employment of such counsel has been authorized in writing by the indemnifying party, or (ii) such indemnifying party shall not have employed counsel to have charge of the defense of such proceeding within

30 days of the receipt of notice thereof, or (iii) such indemnified party shall have reasonably concluded that the representation of such indemnified party and those officers, directors, partners, employees, representatives, agents and controlling persons by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses available to them that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event ((i), (ii) or (iii)) the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred.  It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction, if necessary) for all indemnified parties in connection with any proceeding or related proceedings.  No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action, suit or proceeding in respect of which indemnity or contribution may be or could have been sought hereunder (whether or not the indemnified party or parties are actual or potential parties thereto) unless (A) such settlement, compromise or judgment (1) includes an unconditional release of such indemnified party from all liability arising out of such claim, investigation, action, suit or proceeding, and (2) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, and (B) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

(d)           Contribution.  If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the Losses (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable Securities pursuant to the Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such Losses (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor, on the one hand, or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 8(d).  The Company (on its behalf and on behalf of each Guarantor) and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.  Notwithstanding any other provision of this Section 8(d), no Holder of the

Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of its Registrable Securities pursuant to the Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8(d), each officer, director, partner, employee, representative or agent of an indemnified party, and each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act, shall have the same rights to contribution as such indemnified party and each officer, director, partner, employee, representative and agent of the Company or Guarantor, and each person, if any, who controls the Company or Guarantor within the meaning of the Securities Act or the Exchange Act, shall have the same rights to contribution as the Company.  The Holders’ respective obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Registration Statement and not joint.  The remedies provided for in this Section 8(d) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e)           Survival.  The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any underwriter of Registrable Securities, any Holder, any officer, director, partner, employee, representative or agent of the Initial Purchaser, underwriter or any Holder, or any person controlling the Initial Purchaser, underwriter or any Holder, or by or on behalf of the Company, any Guarantor, their respective officers, directors, partners, employees, representatives or agents or any person controlling the Company or any Guarantor, and (iii) any sale or other transfer of Registrable Securities pursuant to a Registration Statement or otherwise.

9.             Holder’s Obligations.  Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 5(a) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence.  Each Holder agrees to promptly furnish to the Company all information required under applicable law, or in response to a request for information by the Commission, to be disclosed in any Registration Statement, as the Company may from time to time reasonably request.  Any sale of any Registrable Securities by any Holder pursuant to a Registration Statement shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not, as of the time of such sale, contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not, as of the time of such sale, omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

10.          Rule 144.  The Company covenants to the Holders of the Registrable Securities that the Company shall use its best efforts (and, if applicable, shall cause each Guarantor to use its best efforts) to timely file the reports required to be filed by it under the Exchange Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 of the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission.  Upon the request of any Holder of Registrable Securities in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it (and, if applicable, each Guarantor) has complied with such requirements.

11.          Company Lock-Up.  The Company agrees not to effect (and will not permit any Guarantor to effect) any public sale or distribution of any of the Company’s equity securities during the 30 days prior to and during the 90 days following the date as of which any Registration which includes Registrable Securities is declared Effective, except with the consent of the Requisite Holders; provided, that, the foregoing restriction shall not be deemed to preclude the registration of securities on Form S-8 or any successor form thereto and the sale by the Company of the securities so registered.

12.          Mergers, Recapitalizations; Etc.

(a)           The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities that the Holders would be entitled to receive in exchange for Registrable Securities under the terms of any such merger, consolidation, or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Selling Securityholders are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or (iii) a combination of both.  Further, the Company shall not permit any Guarantor to enter into any merger, consolidation or reorganization in which it is not the surviving entity.

(b)           If, and as often as, there is any change in the Common Stock by way of a stock split, combination, stock dividend, reclassification, or the like, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby to the Holders with respect to the Registrable Securities shall not be diminished or adversely affected.

13.          Limitation on Registration Rights.  From and after the date of this Agreement and until all Registrable Securities required to be registered under Section 2 hereof have been so registered, the Company shall not, without the prior written consent of the Requisite Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder (a) the right to require the Company to initiate any registration of any securities of the Company, or (b) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, except for rights with respect to registration of securities of the Company which are currently existing (including, without limitation, registration rights with respect to the Initial Purchaser’s Warrants) or which are not inconsistent with, and which expressly provide that such rights are subordinate in all respects to, the rights of the Holders hereunder.  Further, the Company shall not permit any Guarantor to grant any rights with respect to the registration of its securities other than the rights provided for herein.

14.          Miscellaneous.

(a)           Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(b)           Amendments and Waivers.  This Agreement, including this Section 14(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Requisite Holders.  Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 14(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(c)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing, shall be delivered by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by confirmed facsimile transmission (provided notice is also given by some other means permitted by this Section 14(c)), (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

if to the Company, to:

Charys Holding Company, Inc.
                1117 Perimeter Center West, Suite N-415
                Atlanta, Georgia  30338
                Attention:  Mr. Billy V. Ray, Jr., Chief Executive Officer
                Facsimile:  (678) 443-2320

with a copy to:

Morris, Manning & Martin, LLP
                1600 Atlanta Financial Center
                3343 Peachtree Road, N.E.
                Atlanta, Georgia  30326
                Attention:  Larry W. Shackelford, Esq.
                Facsimile:  (404) 365-9532

if to the Initial Purchaser, to:

McMahan Securities Co. L.P.
                500 West Putnam Avenue
                Greenwich, Connecticut 06830
                Attention: Alan Streiter, Senior Managing Director
                Facsimile: (203) 618-3401

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C.
                666 Third Avenue, 25th Floor
                New York, New York 10017
                Attention: Stephen J. Gulotta, Jr., Esq.
                Facsimile: (212) 935-3000

or to such other address as such person may have furnished to the other persons identified in this Section 13(c) in writing in accordance herewith.

(d)           Parties in Interest.  The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Selling Securityholder shall be bound by the terms and provisions of this Agreement by reason of such Selling Securityholder’s election to include Registrable Securities in a Registration Statement (which election shall be deemed made by delivering to the Company an executed and completed Notice and Questionnaire).  All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent.  In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Selling Securityholder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(e)           Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

(f)            Construction.  This Agreement shall be deemed to have been drafted by both the Company and the Holders and shall not be construed against either party as the principal draftsperson hereof.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise.  The word “including” shall mean including, without limitation, and is used in an illustrative sense rather than a limiting sense.  Terms used with initial capital letters will have the meanings specified applicable to singular and plural forms for all purposes of this Agreement.  Reference to any gender will be deemed to include all genders and the neutral form.  The headings in this Agreement are used for convenience of reference only and shall not be considered in construing or interpreting this Agreement.

(g)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of law.

(h)           Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(i)            Survival.  The respective indemnities, agreements, covenants, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchaser, any Holder, or any officer, director, partner, employee, representative or agent of the Initial Purchaser or such Holder, any agent or underwriter, any officer, director, partner, employee, representative or agent or of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

(j)            Submission to Jurisdiction; Appointment of Agent for Service. The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.  The Company expressly accepts the exclusive jurisdiction of any such court in respect of any such suit, action or proceeding.  The Company agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding thereupon and may be enforced in any other court in the jurisdiction to which the Company is or may be subject by suit upon such judgment.

(k)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)            No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, the Holders, their permitted successors and assigns and parties eligible for indemnification or contribution under Section 8, and only in accordance with the express terms of this Agreement.

(m)          Incorporation of Exhibits, Annexes and Schedules.  The Exhibits, Annexes and Schedules identified in this Agreement, if any, are incorporated herein by reference and made a part hereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE IN COUNTERPARTS FOLLOWS}

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours,

Charys Holding Company, Inc.

By:	/s/ Billy V. Ray, Jr.
Name: Billy V. Ray, Jr.
Title: Chief Executive Officer

Accepted for the benefit of the Holders, as of the date first above written:

McMahan Securities Co. L.P.

By:	/s/ Alan Streiter
Name: Alan Streiter
Title: Senior Managing Director

APPENDIX A

CHARYS HOLDING COMPANY, INC.

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of 8.75% Senior Convertible Notes due February 16, 2012 (the “Notes”) of CHARYS HOLDING COMPANY, INC. (the “Company”), warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “common stock”), guarantees of the Company’s obligations under the Notes (“Guarantees”) made by certain of the Company’s subsidiaries (each a “Guarantor” and, collectively with the Company, the “Registrant”), or common stock understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Notes, the Warrants, Guarantees and the shares of Common Stock issued or issuable upon exercise or conversion of the Notes and Warrants (collectively, the “Registrable Securities”), in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and the initial purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the Effectiveness of the Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of Effectiveness. The Company has agreed to pay additional amounts pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, each Guarantor, the Company’s and each Guarantor’s directors and officers, each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), and other persons identified in the Registration Rights Agreement, from and against certain losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

	(a)	Type and Principal Amount (if applicable) of Registrable Securities beneficially owned:

Notes:

Warrants:

Common Stock:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

4.	Beneficial Ownership of Other Securities of the Company or any Guarantor owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company or any Guarantor other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

5.	Relationship(s) with the Company and/or any Guarantor:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company or any Guarantor (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The undersigned may also loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities. In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below. In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement. By signing below, the undersigned consents to the disclosure of the information provided in response to Items 1 through 6 above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company and the Guarantors in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:
Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE TO THE COMPANY AT:

Charys Holding Company, Inc.
1117 Perimeter Center West, Suite N-415
Atlanta, Georgia  30338
Attention:  Mr. Billy V. Ray, Jr., Chief Executive Office
Facsimile:  (678) 443-2320

EXHIBIT 1 TO NOTICE AND QUESTIONNAIRE

NOTICE OF TRANSFER PURSUANT
TO REGISTRATION STATEMENT

Charys Holding Company, Inc.
1117 Perimeter Center West, Suite N-415
Atlanta, Georgia  30338

Re:          Charys Holding Company, Inc.

Ladies and Gentlemen:

Please be advised that                  has transferred $               principal amount of 8.75% Senior Convertible Notes due 2012 (the “Notes”), warrants to purchase                 shares of the Company’s common stock (“Warrants”), guarantees of the Company’s obligations under the Notes (“Guarantees”) and/or                  shares of the Company’s common stock issued upon conversion or exercise of Notes and/or Warrants, pursuant to the Registration Statement on Form S-3 (File No. 333-                ) filed by the Company and/or certain of its subsidiaries.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above named beneficial owner of the Notes, Warrants, Guarantees and/or common stock is named as a selling securityholder in the Prospectus, dated                 , or in amendments or supplements thereto, and that the aggregate principal amount of the Notes, number of Warrants, Guarantees and/or number of shares of common stock transferred are [all or a portion of] the Notes, Warrants, Guarantees and/or common stock listed in such Prospectus, as amended or supplemented, opposite such owner’s name.

Very truly yours,
[name]

By:
(Authorized Signature)
Dated: